UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 2, 2006

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2006, at 10:00 a.m. Central Standard Time (CST), Cabot Microelectronics Corporation (CMC), in connection with its Analyst Day, will make available on the “Investor Relations” section of its website (www.cabotcmp.com) certain historical financial information regarding three non-GAAP (Generally Accepted Accounting Principles) financial measures. These three non-GAAP financial measures are: non-GAAP operating cash flow, which is presented for fiscal years 2000 through 2006; non-GAAP return on invested capital, which is presented for the 12-month period ending June 30, 2006; and non-GAAP cash operating expense, which is provided by quarter for fiscal years 2003 through 2006. William Johnson, CMC’s Chief Financial Officer, will be discussing these financial measures during the portion of the Analyst Day presentation entitled “Financial Review”.

Attached to this Form 8-K, as Exhibit 99.1 “Reconciliation of Non-GAAP Financial Measures”, are tables that reconcile the non-GAAP financial measures to the most directly comparable GAAP financial measures for the periods noted above, as required pursuant to the SEC’s Regulation G.

CMC’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and liquidity by, for example, excluding certain non-cash expenses that may not relate closely to core business operating results or calculating cash flow on a simplified basis to show CMC’s cash-generation capabilities. CMC believes that both management and investors may benefit from referring to these non-GAAP financial measures in assessing and understanding CMC’s performance. These non-GAAP financial measures may also facilitate management’s internal comparisons of CMC’s current to historical performance and liquidity, and to analyze performance relative to the performance of a number of companies that operate in similar industries. CMC believes that these non-GAAP financial measures are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. However, management does not intend for the non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On November 2, 2006, at 10:00 a.m. CST, Cabot Microelectronics Corporation will publish a presentation entitled “Cabot Microelectronics Analyst Day Presentation (November 2, 2006)” in the “Presentations” area of the “Investor Relations” section of CMC’s website. This presentation will be discussed during its Analyst Day activities, which will be webcast live on November 2, 2006, from 10:00 a.m. to noon and from 1:30 p.m. to 3:00 p.m., CST. It includes a discussion of certain aspects of CMC’s business and certain non-GAAP financial measures, as described in greater detail in Item 2.02 above.

CMC assumes no obligation to update such information in the future.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is being furnished, not filed, herewith pursuant to Items 2.02 and 7.01 of Form 8-K:

99.1 “Reconciliation of Non-GAAP Financial Measures.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: November 2, 2006	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	“Reconciliation of Non-GAAP Financial Measures.”